Repurchase Reserve Liability	12 Months Ended
Dec. 31, 2014
Repurchase Reserve Liability [Abstract]
Repurchase Reserve Liability
(17)	Repurchase Reserve Liability

The Company’s repurchase reserve liability for estimated losses incurred on sold loans was $160,000 at both December 31, 2014, and 2013. This liability represents management’s estimate of the potential repurchase or make-whole liability for residential mortgage loans originated for sale that may arise from representation and warranty claims that could relate to a variety of issues, including but not limited to, misrepresentation of facts, appraisal issues, or program requirements that may not meet investor guidelines. The Company has not experienced any repurchase losses during the year ended December 31, 2014. At December 31, 2014, the Company was servicing 3,057 loans sold to the secondary market with a balance of approximately $313.9 million compared to 3,114 loans sold with a balance of approximately $322.5 million at December 31, 2013.